UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2017

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
 (Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2017 (the “Third Amendment Effective Date”), Alere Inc. (the “Company” or “Alere”) entered into a Third Amendment, dated as of April 24, 2017, (as amended or otherwise modified from time to time, the “Third Amendment”) among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA, as B term loan administrative agent (the “TLB Agent”), Healthcare Financial Solutions, LLC (formerly known as General Electric Capital Corporation), as pro rata administrative agent (the “Pro Rata Agent”, and together with the TLB Agent, the “Administrative Agents”) to the secured Credit Agreement, dated as of June 18, 2015 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.

On March 1, 2017, the Company filed a Form 12b-25 disclosing that the Company would be unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”) within the prescribed time period without unreasonable effort or expense. On March 15, 2017, the Company filed a Form 8-K disclosing that the Company would be unable to file its 2016 Form 10-K by March 15, 2017 (the extension period provided under Rule 12b-25) because it is continuing to review certain aspects of revenue recognition at its Korean and Japanese locations and that the Company will not be able to file its 2016 Form 10-K until this review is completed. On April 17, 2017, the Company filed a Form 8-K (the “April 8-K”) disclosing that the Audit Committee of the Board of Directors of the Company concluded that the Company’s financial statements and other financial data as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013, and for each quarterly and year-to-date periods in 2015 and the first three quarterly and year-to-date periods in 2016 should not be relied upon because of certain misstatements described in the April 8-K. The Company anticipates that it will file the 2016 Form 10-K as soon as practicable.

Pursuant to the Third Amendment, the Lenders under the Credit Agreement have agreed to (i) waive certain Defaults and Events of Defaults (each as defined in the Credit Agreement) that may have occurred, is occurring or hereafter occur, resulting from, among other things, (x) failure to deliver to the Administrative Agents the financial statements and the related deliverables for the fiscal year ended December 31, 2016, by the applicable deadline under the Credit Agreement, (y) any restatement, revision or other adjustment of certain financial statements as a result of the Company’s review described in the April 8-K as a result of the Company’s incorrect recognition of revenue transactions at its Korean and Japanese locations for certain fiscal periods set forth in the Third Amendment and (z) any breach of any representation or affirmative covenant as a result of certain deliverables delivered being incorrect that is discovered as part of the review described in the April 8-K to the extent that such breach is due to the Company’s incorrect recognition of revenue transactions at its Korean and Japanese locations for certain fiscal periods set forth in the Third Amendment and (ii) extend the deadlines for delivery of the financial statements for the fiscal year ended December 31, 2016, and certain related deliverables (collectively, the “Financial Reports”) as described below. In connection with the Third Amendment, the Company has agreed to pay, among other fees and expenses, to the lenders that approved the Third Amendment a consent fee of 0.125% of the sum of such lender’s (i) aggregate principal amount of its Term Loans outstanding and (ii) Revolving Credit Commitment (each as defined in the Credit Agreement).

If the holders of a majority in principal amount outstanding of each of the Company’s 6.500% senior subordinated notes due 2020 (the “6.500% Notes”), 6.375% senior subordinated notes due 2023 (the “6.375% Notes”) and 7.250% senior notes due 2018 (the “7.250% Notes” and together with the 6.500% Notes and the 6.375% Notes, the “Notes”) consent to an extension for the delivery of the Financial Reports until no earlier than June 7, 2017 and waive any default or event of default that has arisen from the Financial Reports not being timely delivered in accordance with the terms of the applicable indentures, then the Third Amendment provides for an extension of the deadline for delivery of the Financial Reports to May 31, 2017.

If the holders of a majority in principal amount outstanding of each of the Notes do not consent to an extension, the Third Amendment extends the deadline for delivery of the Financial Reports to May 10, 2017.

The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 24, 2015.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1
Third Amendment, dated as of April 24, 2017, among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA as B term loan administrative agent, Healthcare Financial Solutions, LLC, as pro rata administrative agent, to the secured Credit Agreement, dated as of June 18, 2015, among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.

Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “preliminary”, “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “can”, “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the review discussed above and preparation of restated financial statements are not completed in a timely manner, (ii) the risk that the failure by Alere to file its Form 10-K for the fiscal year ended December 31, 2016 in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness, (iii) the possibility that the review discussed above and the preparation of restated financial statements uncover additional error or errors in revenue recognition which require additional adjustments which may be material, or additional material weaknesses in the Company’s internal controls over financial reporting, (iv) risks relating to the ongoing investigations by the United States Securities and Exchange Commission (the “SEC”) and the United States Department of Justice, (v) the risk that these or other risk factors impact the expected timing of the filing of the Form 10-K for the fiscal year ended December 31, 2016, and (vi) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements.  These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: April 24, 2017	By:	/s/ Douglas Barry
Name: Douglas Barry
Title: Associate General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1
Third Amendment, dated as of April 24, 2017, among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA as B term loan administrative agent, Healthcare Financial Solutions, LLC, as pro rata administrative agent, to the secured Credit Agreement, dated as of June 18, 2015, among the Company, the several lenders from time to time party thereto, the Administrative Agents and certain other agents and arrangers.